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
 EXHIBIT 99
 Chrysler Financial                                                                                   Distribution Date:     12/6/01
 DaimlerChrysler Auto Trust 2001-B Monthly Servicer's Certificate (HI)                                                   Page 1 of 2
------------------------------------------------------------------------------------------------------------------------------------

       Payment Determination Statement Number                                        6.00
       Distribution Date                                                          12/6/01

       DATES COVERED                                                  FROM AND INCLUDING                   TO AND INCLUDING
       -------------                                                  ------------------                   ----------------
            Collections Period                                                    11/1/01                            11/30/01
            Accrual Period                                                        11/6/01                             12/5/01
            30/360 Days                                                                30
            Actual/360 Days                                                            30


                                                                             NUMBER OF
       COLLATERAL POOL BALANCE DATA                                          ACCOUNTS                            $ AMOUNT
       ----------------------------                                          --------                            --------

       Pool Balance - Beginning of Period                                          92,635                    1,733,314,946.09
       Collections of Installment Principal                                                                     31,117,165.49
       Collections Attributable to Full Payoffs                                                                 13,443,026.99
       Principal Amount of Repurchases                                                                                      -
       Principal Amount of Gross Losses                                         4,605,910                        2,330,608.92
                                                                                                  ----------------------------

       Pool Balance - End of Period                                                91,615                    1,686,424,144.69
                                                                                                  ============================



       POOL STATISTICS                                                                                       END OF PERIOD
                                                                                                  ----------------------------

       Initial Pool Balance (Pool Balance at the Purchase Date)                                              1,977,003,341.04
       Pool Factor (Pool Balance as a Percent of Initial Pool Balance)                                                   0.85

       Ending O/C Amount                                                                                       125,984,144.69
       Coverage Ratio (Ending Pool Balance as a Percent of Ending Securities)                                            1.08

       CUMULATIVE NET LOSSES                                                 1,747,725.25                        2,729,058.72
      -----------------------
       Net Loss Ratio (3 mo. Weighted Avg.)                                                                              0.01
       Cumulative Recovery Ratio                                                                                         0.61
       60+ Days Delinquency Amount                                                                               5,780,313.41
       Delinquency Ratio (3 mo. Weighted Avg.)                                                                           0.00

       Weighted Average APR                                                                                              0.07
       Weighted Average Remaining Term (months)                                                                         50.88
       Weighted Average Seasoning (months)                                                                               7.98
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 Chrysler Financial                                                                                   Distribution Date:     12/6/01
 DAIMLERCHRYSLER AUTO TRUST 2001-B MONTHLY SERVICER'S CERTIFICATE (HI)                                                   PAGE 2 OF 2
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       Cash Sources
            Collections of Installment Principal                                                                31,117,165.49
            Collections Attributable to Full Payoffs                                                            13,443,026.99
            Principal Amount of Repurchases                                                                                 -
            Recoveries on Loss Accounts                                      2,858,184.57                        1,349,275.45
            Collections of Interest                                                                              9,097,559.10
            Investment Earnings                                                                                    102,724.84
            Reserve Account                                                                                      4,649,277.50
            Total Sources                                                                                       59,759,029.37
                                                                                                  ----------------------------
                                                                                                  ============================

       Cash Uses
            Servicer Fee                                                                                         1,444,429.12
            Note Interest                                                                                        6,067,523.77
            Reserve Fund                                                                                         4,649,277.50
            O/C Release to Seller                                                                                1,196,160.77
            Note Principal                                                                                      46,401,638.21
            Total Cash Uses                                                                                     59,759,029.37
                                                                                                  ----------------------------
                                                                                                  ============================

       Administrative Payment
       TOTAL PRINCIPAL AND INTEREST SOURCES                                                                     59,759,029.37
      --------------------------------------
       Investment Earnings in Trust Account                                                                       (102,724.84)
       Daily Collections Remitted                                                                              (54,113,042.17)
       Cash Reserve in Trust Account                                                                            (4,649,277.50)
       Servicer Fee (withheld)                                                                                  (1,444,429.12)
       O/C Release to Seller                                                                                    (1,196,160.77)
                                                                                                  ----------------------------
            PAYMENT DUE TO/(FROM) TRUST ACCOUNT                                                                 (1,746,605.03)
                                                                                                  ============================



        O/C Release               (Prospectus pg S16)
        POOL BALANCE                                                    1,686,424,144.69
        --------------
        Yield Supplement O/C Amount                                       (40,577,983.97)
        Adjusted Pool Balance                                           1,645,846,160.72

        Total Securities                                                1,560,440,000.00
                                                             ----------------------------
                                                             ============================
        Adjusted O/C Amount                                                85,406,160.72

        O/C Release Threshold                                              65,833,846.43

        O/C Release Period?       (A1 Notes Matured)          Yes

        O/C Release                                                         1,196,160.77

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

                                                   Beginning               Ending          Principal      Principal per
                                                    Balance                Balance           Payment         $1000 Face
                                              -------------------  -------------------------------------------------------
       NOTES & CERTIFICATES
       Class A-1  299,271,000.00  @   3.98%        46,401,638.21                     -     46,401,638.21      155.05
       Class A-2  615,000,000.00  @   4.25%       615,000,000.00        615,000,000.00                 -           -
       Class A-3  480,000,000.00  @   4.85%       480,000,000.00        480,000,000.00                 -           -
       Class A-4  405,000,000.00  @   5.32%       405,000,000.00        405,000,000.00                 -           -
       Certificates                                60,440,000.00         60,440,000.00                 -           -
                                             --------------------  -------------------   ----------------
           Total Securities                     1,606,841,638.21      1,560,440,000.00     46,401,638.21
                                             ====================  ===================   ================


                                                  Interest           Interest per
                                                   Payment             $1000 Face            Original
                                              --------------------------------------
       NOTES & CERTIFICATES
       Class A-1  299,271,000.00  @   3.98%          153,898.77          0.51              299,271,000.00
       Class A-2  615,000,000.00  @   4.25%        2,178,125.00          3.54              615,000,000.00
       Class A-3  480,000,000.00  @   4.85%        1,940,000.00          4.04              480,000,000.00
       Class A-4  405,000,000.00  @   5.32%        1,795,500.00          4.43              405,000,000.00
       Certificates                                           -                             60,440,000.00
                                               -----------------                       -------------------
           Total Securities                        6,067,523.77                          1,859,711,000.00
                                               =================                       ===================

Class A-1 Interest is computed on an Actual/360 Basis.  Days in current period        30
                                                                                   --------
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